SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

CINTECH SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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CINTECH SOLUTIONS, INC.
4747 LAKE FOREST DRIVE
Cincinnati, Ohio 45242

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of shareholders of Cintech Solutions, Inc. will be held at The Westin Hotel Cincinnati, 21 E. Fifth Street, Cincinnati, Ohio 45202 on Wednesday, October 30, 2002 at 10:00 a.m. EDT for the following purposes:

1.	To elect five directors;

2.	To appoint auditors; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

An annual report, which includes the financial statements of the Corporation, and a Management Information Circular/Proxy Statement, which contains details of matters to be considered at the Meeting, accompany this notice.

     Shareholders who are unable to attend the meeting in person are requested to date and sign the enclosed form of proxy and to return it in the envelope provided for that purpose.

     Proxies to be used at the meeting must be received by the Secretary, Cintech Solutions, Inc., 4747 Lake Forest Drive, Cincinnati, Ohio 45242, or the Corporation’s transfer agent, Computershare Investor Services, Inc., 100 University Ave., 8th Floor, Toronto, Ontario, M5J 2Y1, prior to the close of business (5:00 p.m.) on Tuesday, October 29, 2002.

     Dated at Cincinnati, Ohio this 27th day of September 2002.

By Order of the Board

/s/ Bryant A. Downey Bryant A. Downey Secretary

IMPORTANT

     A PROXY STATEMENT AND PROXY ARE SUBMITTED HEREWITH. AS A SHAREHOLDER, YOU ARE URGED TO COMPLETE AND MAIL THE PROXY PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THIS ANNUAL MEETING IN PERSON. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

PROXY STATEMENT
SOLICITATION OF PROXIES BY MANAGEMENT
APPOINTMENT OF PROXY HOLDERS AND REVOCATION OF PROXIES
VOTING BY PROXIES
VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 — ELECTION OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
BOARD OF DIRECTORS MEETINGS AND COMMITTEES
AUDIT COMMITTEE REPORT
COMPENSATION OF DIRECTORS AND OFFICERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
PROPOSAL 2 — APPOINTMENT OF AUDITORS
2003 SHAREHOLDER PROPOSALS
OTHER MATTERS

CINTECH SOLUTIONS, INC.
4747 Lake Forest Drive
Cincinnati, Ohio 45242

PROXY STATEMENT

September 27, 2002

SOLICITATION OF PROXIES BY MANAGEMENT

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT AND BOARD OF DIRECTORS OF CINTECH SOLUTIONS, INC. OF PROXIES TO BE USED at the Annual Meeting of Shareholders of Cintech Solutions to be held on Wednesday, October 30, 2002, at 10:00 a.m. EDT, at The Westin Hotel Cincinnati, 21 East Fifth Street, Cincinnati, Ohio and at any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The cost of this solicitation will be borne by Cintech Solutions. This Proxy Statement is being mailed to shareholders on or about September 27, 2002.

APPOINTMENT OF PROXY HOLDERS AND REVOCATION OF PROXIES

     The persons whose names are printed on the accompanying Proxy are officers of Cintech Solutions. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY, TO ATTEND AND ACT ON BEHALF OF THE SHAREHOLDER AT THE MEETING. To exercise this right, a shareholder may either insert such other person’s name in the blank space provided in the accompanying Proxy or complete another appropriate form of proxy.

     To be valid, a proxy must be dated and signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney. The proxy, to be acted upon, must be deposited with Cintech Solutions, c/o its agent, Computershare Investor Services, Inc., 100 University Ave., 8th Floor, Toronto, Ontario, M5J 2Y1, by the close of business on the last business day prior to the date on which the meeting or any adjournment thereof is held, or with the chairman of the meeting on the day of the meeting or any adjournment thereof.

     A shareholder who has given a proxy may revoke it by depositing a later dated proxy executed by the shareholder at the registered office of the corporation at any time up to and including the last business day prior to the day the meeting or any adjournment thereof is to be held, or by giving notice of revocation to the Chairman or Secretary of the corporation in writing or in open meeting at any time before the earlier proxy is exercised on any particular matter or in any other manner permitted by law.

VOTING BY PROXIES

     On any ballot that may be called for regarding the election of directors and the appointment of auditors, the common shares represented by proxy will be voted or withheld from voting in accordance with the instructions of the shareholder indicated thereon. In the absence of such instructions with regard to the proposals, the shares will be voted FOR the election of the persons nominated for election as directors and FOR the appointment of auditors as referred to in this Proxy Statement.

     The enclosed Proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Annual Meeting of Shareholders, and with respect to any other matter which may properly come before the meeting to the extent such is permitted under Rule 14a-4(c) of the Securities Exchange Act of 1934. As of the date of this Proxy Statement, management is not aware of any such amendment, variation or other matter proposed or likely to come before the meeting, other than that specified in the Notice of Annual Meeting of Shareholders. However, if any such amendment, variation or other matter properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such other business in accordance with their judgment.

VOTING SHARES AND SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The number of shares entitled to be voted at the Annual Meeting of Shareholders as of September 18, 2002 is 12,329,227. Each shareholder is entitled to one vote for each share shown as registered in the shareholder’s name on the list of shareholders prepared as of September 18, 2002. However, in the event of any transfer of shares by any such shareholder after such date, the transferee is entitled to vote those shares if he produces properly endorsed share certificates or otherwise establishes that he owns the shares, and requests the transfer agent, Computershare Investor Services, Inc., 100 University Ave., 8th Floor, Toronto, Ontario, M5J 2Y1, to include the transferee’s name in the shareholders’ list not later than ten days before the meeting. Absentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on any of the proposals submitted to a vote of the shareholders.

Certain Beneficial Owners

     Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. To the knowledge of the directors and officers of Cintech Solutions, the persons who beneficially own or exercise control or direction over shares carrying more than 5% of the voting rights attached in all the shares of Cintech Solutions entitled to be voted at the Annual Meeting of Shareholders as of September 18, 2002 are as follows:

			Percentage of
Title of	Name and Address of	Amount and Nature	Outstanding Common
Class	Beneficial Owner	Ownership	Shares

Common Stock	Diane M. Kamionka 4747 Lake Forest Drive Cincinnati, Ohio 45242	3,431,529 shares owned beneficially	27.83%

Common Stock	Bryant A. Downey 4747 Lake Forest Drive Cincinnati, Ohio 45242	1,717,652 shares owned beneficially	13.93%

Common Stock	Frank W. Terrizzi 6494 N. Ventana Canyon Dr. Tucson, AZ 85750	1,441,104 shares owned beneficially	11.69%

Common Stock	Clinton Springs Partnership 36 East Fourth Street Suite 905 Cincinnati, Ohio 45202	1,138,157 shares owned beneficially	9.23%

Management

     The following table sets forth the beneficial ownership of the Company’s Common Stock by its directors, the named executive officers, and all directors and executive officers as a group, as of September 18, 2002:

	Name and	Amount and Nature
	Position of	of Beneficial
Title of Class	Beneficial Owner	Ownership(1)	Percent of Class

Common Stock	Diane M. Kamionka President and Chief Executive Officer	3,431,529 shares owned beneficially	27.83%

Common Stock	Bryant A. Downey Chief Technology Officer and Secretary	1,717,652 shares owned beneficially	13.93%

Common Stock	Frank W. Terrizzi Director	1,441,104 shares owned	11.69%

Common Stock	Christopher D. Brennan Director	45,000(2)	0.36%

Common Stock	Richard G. Reid Director	45,000(2)	0.36%

Common Stock	Dino Lucarelli Chief Financial Officer	125,000(3)	1.01%

Common Stock	J. Michael Vickery Vice President – Distribution Sales	150,000(4)	1.22%

Common Stock	Troy D. Gross Vice President – Marketing & Business Development	107,500(5)	0.87%

All Directors and Executive Officers as a Group (8 persons)		7,062,785 owned beneficially	57.28%

(1)	The persons and entities named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in other footnotes to this table, if any.

(2)	Includes grants of options for 45,000 shares that were awarded and subject to the provisions of the Amended and Revised Stock Option Plan.

(3)	Includes grants of options for 125,000 shares that were awarded and subject to the provisions of the Amended and Revised Stock Option Plan.

(4)	Includes grants of options for 150,000 shares that were awarded and subject to the provisions of the Amended and Revised Stock Option Plan.

(5)	Includes grants of options for 99,500 shares that were awarded and subject to the provisions of the Amended and Revised Stock Option Plan.

     The following table sets forth certain information as to each person who currently serves as a director or executive officer of Cintech Solutions:

		Principal	Position	Served as
		Occupation for Past	Held with	Director or
Name	Age	Five Years	Cintech Solutions	Officer Since;

Diane M. Kamionka	55	President and Chief Executive Officer of Cintech Solutions	President, Chief Executive Officer, Chairperson of the Board of Directors	1987

Bryant A. Downey	39	Chief Technology Officer of Cintech Solutions	Secretary, Treasurer, Director	1987

Frank W. Terrizzi	59	Retired Executive	Director	1990

Christopher D. Brennan	45	Executive Management in technology companies	Director	2001

Richard G. Reid	55	Retired Executive	Director	2002

Dino Lucarelli	43	Chief Financial Officer of Cintech Solutions	Chief Financial Officer	2001

J. Michael Vickery	43	Vice President of Distribution Sales of Cintech Solutions	Vice President of Distribution Sales	2002

Troy D. Gross	38	Director of Market and Business Development of Cintech Solutions	Vice President of Marketing & Business Development	2002

     Except as set forth below, each of the directors and officers has been engaged in their principal occupation indicated above for the previous five years.

     Mr. Brennan was President, Chief Executive Office and Director for Mobileum, Inc. from April 2000 thru October 2001, Senior Vice President and Chief Financial Officer for Genesys Telecommunications Laboratories, Inc. from April 1999 thru April 2000, Chief Financial Officer and Corporate Secretary for Diamond Lane Communications from October 1997 thru April 1999, President, Chief Operating Officer and Director for Newbridge Networks from January 1997 thru July 1997.

     Mr. Reid is retired from a 31-year career with Nortel Networks. He held various positions at Nortel where he most recently served as President, Marketing, eBusiness Solutions from September 2000 through June 2001. Mr. Reid was also President, Emerging Service Provider Market Segment from December 1999 through August 2000, President of Nortel’s Global Carrier Solutions from February 1999 through November 1999, Vice-President of North American Marketing DMS/Switching from September 1997 through February 1999, Vice-President, Global Marketing for Enterprise for Europe, Middle East and Africa from August 1996 through July 1997, and Managing Director, CPE for Europe, Middle East and Africa from July 1994 through July 1996.

     Mr. Lucarelli, prior to becoming an Executive Officer in 2001, held the following positions with Pomeroy Computer Resources (whose principal business is technology integration): Chief Financial Officer in 2001 and Vice President of Finance, MIS and Administration from 1998 through 2000. Mr. Lucarelli served as Vice President of Treasury and Financial Operations for Edison Brothers Stores (whose principal business is retail apparel and footwear stores) from 1996 through 1998.

     Mr. Vickery, prior to becoming an Executive Officer in 2002, was Vice President, Vignette Corporation (whose principal business is content management solutions) from 2001 through 2002, Chief Executive Officer, FitsLike, Inc. (whose principal business is software and services for multi-channel retailers) from 1999 through 2001, Chief Executive Officer, Amfit, Inc. (whose principal business is turnkey manufacturer, CAD/CAM foot orthotic systems) from 1998 through 1999, and National Director of Marketing, KPMG Peat Marwick LLP from 1995 through 1997.

     Mr. Gross, prior to becoming an Executive Officer in 2002, was Director of Market and Business Development from 2000 thru 2002 and Manager of Marketing from 1996 thru 2000 for the Company.

     None of the directors is a director or officer of any other public company. There are no transactions between Cintech Solutions and any director or officer of the company, or any immediate family members of a director or executive officer, in excess of $60,000.

PROPOSAL 1 — ELECTION OF DIRECTORS

     The number of directors of Cintech Solutions to be elected at the Annual Meeting of Shareholders is five. Diane M. Kamionka, Bryant A. Downey, Frank W. Terrizzi, Christopher D. Brennan and Richard G. Reid are all current directors who have been nominated for re-election. Nominees receiving the five highest totals of votes cast in the election will be elected as directors.

     The following table lists certain information concerning the persons who have been nominated for election as directors. The respective nominees have furnished the information as to the number of shares beneficially owned.

		Position with Corporation or		Common Shares
		Significant Affiliates and		Beneficially
		Principal Occupation or	Director	Owned or
Name	Age	Business	Since	Controlled

Diane M. Kamionka	55	President and Chief Executive Officer of Cintech Solutions	1987	3,431,529

Bryant A. Downey	39	Chief Technology Officer of Cintech Solutions	1987	1,717,652

Frank W. Terrizzi	59	Retired Executive	1990	1,441,104

Christopher D. Brennan	45	Executive Management in technology companies	2001	45,000 (1)

Richard G. Reid	55	Retired Executive	2002	45,000 (1)

(1)	Includes grants of options for 45,000 shares that were awarded and subject to the provisions of the Amended and Revised Stock Option Plan.

     Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director but, if that should occur for any reason prior to the meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion. Each director elected will hold office until the next annual shareholders meeting and until his successor is elected or appointed, unless his office is earlier vacated.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Cintech Solutions’ officers and directors and persons who own more than 10% of any class of equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish the company copies of all Section 16(a) forms they file. Based solely upon a review of the Section 16(a) forms furnished to Cintech Solutions during fiscal 2002, all directors, and officers and greater than 10% shareholders filed the reports required by Section 16(a) on a timely basis.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     In the fiscal year ended June 30, 2002, the Board of Directors met on four (4) occasions. Each incumbent director attended all of the meetings of the Board of Directors held during the fiscal year (during the period he or she has been a director). Each incumbent director attended 75% or more of the meetings held by all committees of the Board of Directors on which he or she served during the fiscal year (during the period he or she served as a member of any such committee).

     Cintech Solutions has an Audit Committee of the Board of Directors. The Audit Committee, which held four (4) meetings during fiscal 2002, recommends to the entire Board of Directors the independent auditors to be employed by Cintech Solutions, consults with the independent auditors with respect to their audit plans, reviews the independent auditors’ audit report and any management letters issued by the auditors, and consults with the independent auditors with regard to financial reporting and the adequacy of internal controls. The Board of Directors has previously adopted a written charter for the Audit Committee. The members of the Audit Committee during fiscal 2002 were Christopher D. Brennan, Richard G. Reid, and Frank W. Terrizzi. Although the Company is listed on the Toronto Stock Exchange (TSE), the Company follows the guidelines for Audit Committees as established by the National Association of Securities Dealers’ (“NASD”). All of the members of the Audit Committee are independent, as defined by Rule 4200(a)(15) of the NASD’s listing standards. In order to be considered independent under Rule 4200(a)(15) of the NASD’s listing standards, a member of the Audit Committee cannot:

(1)	be an employee or officer of Cintech Solutions;

(2)	have a relationship that would interfere with the exercise of independent judgment;

(3)	have been an employee of the Company or its affiliates within the three past years;

(4)	have received compensation in excess of $60,000 in the prior fiscal year other than compensation for board service, benefits under a qualified plan, or non-discretionary compensation;

(5)	have an immediate family member who is an executive officer of the Company; or

(6)	be an executive officer of a company to which Cintech Solutions has made payments to, or received payments from, that exceeded 5% of Cintech Solutions’ gross revenues or $200,000, whichever is greater, in any of the past three years.

     Cintech Solutions has a Compensation Committee of the Board of Directors, which held one (1) meeting during fiscal 2002. The Compensation Committee determines the compensation arrangements for the officers of Cintech Solutions and reviews proposed changes in management organization. The present members of the Compensation Committee are Richard G. Reid, Frank W. Terrizzi and Christopher D. Brennan.

     Cintech Solutions has a Membership Committee of the Board of Directors, which held one (1) meeting during fiscal 2002. The Membership Committee determines the nominees to the Board of Directors of Cintech Solutions and reviews proposed changes in the Board of Directors. The present members of the Committee are Frank W. Terrizzi, Diane M. Kamionka and Bryant A. Downey.

     Cintech Solutions has a Stock Option Committee, which administers its stock option plan, the present members of which are the current members of the board of directors. None of the members of the Stock Option Committee have received or shall receive any options under the Company’s current stock option plan with the exception of Mr. Brennan, who was awarded grants of options for 45,000 shares and Mr. Reid who was awarded grants of options for 45,000 shares. Both awards were subject to the provisions of the Amended and Revised Stock Option Plan. This Committee met once during fiscal 2002.

AUDIT COMMITTEE REPORT

     The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC.

     The Audit Committee has reviewed and discussed the audited consolidated financial statements with management. The committee has also reviewed and discussed with Deloitte & Touche LLP, their independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

     The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented and, as required, as discussed with Deloitte & Touche LLP its independence.

     Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Cintech Solutions’ Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 for the filing with the Securities and Exchange Commission.

This report has been provided by the Audit Committee.

Christopher D. Brennan
Richard G. Reid
Frank W. Terrizzi

COMPENSATION OF DIRECTORS AND OFFICERS

     The following table sets forth the compensation earned by and paid to the Chief Executive Officer and the other most highly compensated executives who were serving as executive officers at the end of the most recently completed fiscal year, who received total salary, bonus, and other compensation which exceeded $100,000.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation

					Securities	Restricted
					Under	Shares or
Name and				Other Annual	Options/	Restricted	LTIP	All
Principal	Fiscal	Salary	Bonus	Compensation	SAR's	Share	Payouts	Other
Position	Year	($)	($)(1)	($) (2)	Granted (#)	Units ($)	($)	Compensation ($)

Diane M. Kamionka,	2002	$193,207	Nil	$6,257	Nil	Nil	Nil	Nil

President & Chief	2001	$201,446	Nil	$7,944	Nil	Nil	Nil	Nil

Executive Officer	2000	$201,158	$142,540	$8,385	Nil	Nil	Nil	Nil

Bryant A. Downey,	2002	$188,187	Nil	Nil	Nil	Nil	Nil	Nil

Chief Technology	2001	$186,156	$25,000	Nil	Nil	Nil	Nil	Nil

Officer	2000	$171,122	$15,000	Nil	Nil	Nil	Nil	Nil

Dino Lucarelli, Chief Financial Officer	2002	$126,420	Nil	Nil	Nil	Nil	Nil	Nil

Troy D. Gross, Vice

President – Marketing &	2002	$139,048	Nil	Nil	Nil	Nil	Nil	Nil

Business	2001	$131,255	$20,000	Nil	Nil	Nil	Nil	Nil

Development	2000	$122,306	$16,000	Nil	Nil	Nil	Nil	Nil

(1)	Amounts are on an earned basis and may not have actually been paid as of fiscal year end.

(2)	The amount in this column represents personal use of a company-provided automobile.

Stock Options

     The following table sets forth information regarding stock options granted to the Named Executive Officers in fiscal 2002:

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

	Number of	% of Total Options
	Securities	Granted to
	Underlying Options	Employees in Fiscal	Exercise or Base
Name	Granted # (1)	Year (2)	Price ($/Sh.)	Expiration Date

Diane M. Kamionka	—	—	—	—

Bryant A. Downey	—	—	—	—

Dino Lucarelli	125,000	23.87%	$0.41/Sh	September 20, 2011

Troy D. Gross	9,000	1.72%	$0.59/Sh	July 1, 2011

(1)	In fiscal 2002, the Company granted a total of 523,500 stock options (150,000 on June 10, 2002, 4,500 on February 1, 2002, 125,000 on September 20, 2001, 47,000 on August 21, 2001 and 197,000 on July 1, 2001).

(2)	Percentages based upon the total stock options granted (523,500) in fiscal 2002.

     The following table sets forth information regarding stock options exercised by the Named Executive Officers during the last fiscal year and the value of unexercised in-the-money options held by such named Executive Officers as of September 18, 2002:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FY-END OPTION VALUES

Number of Securities
			Underlying Unexercised		Value of Unexercised In-the-
	Shares		Options at FY-End (#)		Money Options at FY-End ($)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Diane M. Kamionka	—	—	—	—	—	—

Bryant A. Downey	—	—	—	—	—	—

Dino Lucarelli	—	—	—	125,000	—	—

Troy D. Gross	—	—	69,250	30,250	—	—

Compensation of Directors

     Beginning in fiscal 2002, the Company compensated newly elected non-employee directors (elected for the first time) with 45,000 stock options granted in accordance with the provisions of the Amended and Revised Stock Option Plan. On August 21, 2001, 45,000 stock options were awarded to Richard G. Reid in his capacity of Advisor and / or Director. Additional stock options were not awarded to Mr. Reid upon his election to the Board of Directors at the 2001 Annual Meeting of Shareholders.

     The Company reimburses any such non-employee directors for travel expenses incurred in attending meetings of the Board and its committees.

Employment Agreements

     The Company is not a party to any employment contracts.

PROPOSAL 2 — APPOINTMENT OF AUDITORS

     The accounting firm of Deloitte & Touche LLP is presently serving as Cintech Solutions’ independent accounting firm. Deloitte & Touche LLP also served as Cintech Solutions’ independent auditors with respect to Cintech Solutions’ financial statements for the fiscal year ended June 30, 2002.

     At the Annual Meeting of Shareholders, the Board of Directors proposes to appoint Deloitte & Touche LLP as auditors of Cintech Solutions to hold office until the next annual meeting of shareholders at remuneration to be fixed by the Board of Directors. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to respond to any questions that may arise.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS. The affirmative vote of the holders of a majority of the outstanding shares of Cintech Solutions common stock is necessary for the appointment of Deloitte & Touche LLP as the company’s independent auditors.

Audit Fees

     The aggregate fees billed for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) for its audit of the Company’s annual financial statements for the year ended June 30, 2002 and for its reviews of the unaudited quarterly financial statements contained in the reports on Firm 10-QSB filed by the Company during that year amounted to $52,500.

Financial Information Systems Design and Implementation and Other Services

     There were no services rendered in connection with financial information systems design and implementation.

All Other Fees

     The aggregate fees billed for all services rendered by Deloitte other than the Audit Fees described above, during the year ended June 30, 2002 amounted to $16,250. The Audit Committee did consider whether Deloitte’s provision of such non-audit related services was compatible with maintaining the independence of Deloitte and concluded that it was compatible with maintaining such independence.

2003 SHAREHOLDER PROPOSALS

     In order for any shareholder proposals for the 2003 Annual Meeting of Shareholders to be eligible for inclusion in the Company’s proxy statement and form of proxy relating to that meeting, they must be received by the Secretary of Cintech Solutions at 4747 Lake Forest Drive, Cincinnati, Ohio 45242, prior to May 31, 2003. The form of proxy we distribute with respect to the 2003 Annual Meeting of Shareholders may include discretionary authority to vote on any matter that is presented to the shareholders at the meeting (other than by management) if the Secretary of Cintech Solutions does not receive notice of that matter at the above address prior to August 14, 2003.

OTHER MATTERS

     The Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders and does not intend to bring other matters before the meeting. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of Cintech Solutions. The contents and the sending of this Proxy Statement have been approved by the Board of Directors.

DATED: September 27, 2002

/s/ Bryant A. Downey

Bryant A. Downey
 Secretary

CINTECH SOLUTIONS, INC.
4747 Lake Forest Drive
Cincinnati, Ohio 45242

PROXY

The undersigned shareholder of Cintech Solutions, Inc. (the “Corporation”) hereby appoints Diane M. Kamionka or, failing her, Bryant A. Downey, or                      (complete blank only to appoint someone other than Ms. Kamionka or Mr. Downey) as proxy, to attend, act and vote for the undersigned at the annual meeting of shareholders of the Corporation, to be held on Wednesday, October 30, 2002 and at any adjournment thereof in the following manner:

Please mark X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal.

1.	To elect Directors:

☐ FOR all nominees listed below	☐WITHHOLD AUTHORITY
(except as marked to the contrary below)

DIANE M. KAMIONKA, BRYANT A. DOWNEY, FRANK W. TERRIZZI, CHRISTOPHER D. BRENNAN, RICHARD G. REID

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee’s name on the space provided below)

2.	To appoint Deloitte &Touche LLP as auditors:

☐ FOR	☐ABSTAIN	☐ AGAINST
3.	In its discretion, the proxy is authorized to vote upon variations or amendments to the matters identified above and such other business as may properly come before the meeting or any adjournment thereof to the extent such is permitted under Rule 14a-4(c) of the Securities Exchange Act of 1934.

The undersigned hereby revokes any proxies dated prior to the date hereof.

DATED                          ,2002

(Signature of Shareholder)	(Signature of Joint Shareholder)

(Print Name)	(Print Name)

     Please sign this Proxy as your name appears on your stock certificate(s). ALL JOINT OWNERS MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. If shares are registered in the name of an executor, administrator, trustee or similar holder, such holder must set out his/her full title and sign the proxy exactly as registered. If shares are registered in the name of a deceased or other shareholder, the shareholder’s name must be printed in the space provided, the proxy must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to the proxy.

     If the form proxy is not dated in the blank space above, the proxy is deemed to bear the date on which it is mailed by the person making the solicitation. This proxy ceases to be valid one year from its date.

     You may appoint any person, who need not be a shareholder, as nominee, other than those persons specifically named above, to attend and act on the shareholder’s behalf at the meeting by inserting the name of such person in the blank space provided above or by completing another appropriate form of proxy.

     Your shares will be voted in accordance with your instructions given above. If no instructions are given for a particular item, your shares will be voted for that item.

     A shareholder who has given a proxy may revoke it by depositing a later dated proxy executed by the shareholder at the registered office of the Corporation at any time up to and including the last business day prior to the day the meeting or any adjournment thereof is to be held, or by giving notice of revocation to the Chairman or Secretary of the Corporation in writing or in open meeting at any time before the eariler proxy is exercised on any particular matter or in any other manner permitted by law.